UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

November 5, 2013

 ____________________________

Research Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation)

0-53501 (Commission File Number)		11-3797644 (IRS Employer Identification No.)
5435 Balboa Boulevard, Suite 202 Encino, CA 91316 (Address of Principal Executive Offices and zip code)

(310) 477-0354

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2013, the Registrant entered into an Amendment to Loan and Security Agreement, dated October 31, 2013 (the “Amendment”), with Silicon Valley Bank, N.A. (“SVB”), pursuant to which the parties agreed to amend that certain Loan and Security Agreement dated July 23, 2010 (as previously amended, the “Loan Agreement”) to:

•	Increase the interest rate for the line of credit under the Loan Agreement to 5.25% above the prime rate (now defined as the greater of 3.25% and the rate of interest per annum published in the Wall Street Journal, or, if the Wall Street Journal prime rate is unavailable, SVB’s prime rate) at all times when the Registrant does not maintain an account balance with SVB (less all indebtedness owed to SVB) of at least $800,000 at all times during the prior calendar month;

•	Provide for minimum interest for each calendar month from and after November 2013 of $1,000;

•	Remove provisions requiring the Registrant to pay a collateral monitoring fee;

•	Reduce the tangible net worth the Registrant is required to maintain to $500,000, plus 50% of net income for the fiscal quarter ended from and after December 31, 2013, plus 50% of the dollar value of equity issuances after October 1, 2013 (reduced to 40% of the dollar value of equity issuances in connection with the exercise of certain inducement warrants described in the Amendment) and the principal amount of subordinated debt;

•	Modify the termination provisions to provide that the Registrant shall pay to Bank a termination fee of $80,000 if such termination occurs on or before October 15, 2014, and $40,000 if such termination occurs after October 31, 2014, and the line of credit is not replaced by a facility from another division of SVB;

•	Provide for the payment of an anniversary fee of $20,000 to SVB on October 31, 2014;

•	Provide that the inducement warrants will constitute permitted investments for purposes of the Loan Agreement, as amended by the Amendment (the “Amended Agreement”);

•	Clarify that Techniques Appliquées aux Arts Graphiques, S.p.A., the Registrant’s wholly-owned subsidiary, will not be a party to the Amended Agreement nor will its accounts constitute eligible accounts for purposes of the Amended Agreement; and

•	Extend the maturity date of the line of credit to October 31, 2015.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit
Number	Description

10.1	Amendment to Loan and Security Agreement dated October 31, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: November 7, 2013	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer

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